EXHIBIT 23.1
                                                                    ------------






                      CONSENT OF KIRKPATRICK & LOCKHART LLP


         We hereby consent to the reference to Kirkpatrick & Lockhart LLP under the heading titled "Legal Matters" in the Registration Statement, as amended, on Form SB-2 as originally filed with the Securities and Exchange Commission on March 28, 2002 by LocatePLUS Holdings Corporation.


                                                 KIRKPATRICK & LOCKHART LLP


                                                 /s/ Kirkpatrick & Lockhart LLP
                                                 ------------------------------